Exhibit 10.2

Execution Version

OMNIBUS AMENDMENT TO TRANSACTION DOCUMENTS
THIS OMNIBUS AMENDMENT TO TRANSACTION DOCUMENTS (this “Amendment”) is made as of November 4, 2024 (the “Effective Date”), by and among ACRC LENDER C LLC, a Delaware limited liability company (“Seller”), ACRC 2017-FL3 HOLDER REIT LLC, a Delaware limited liability company (“Pledgor”), ARES COMMERCIAL REAL ESTATE CORPORATION, a Maryland corporation (“Guarantor”), and CITIBANK, N.A., a national banking association (“Buyer”).
RECITALS:
WHEREAS, Seller and Buyer entered into that certain Master Repurchase Agreement , dated as of December 8, 2014, by and among Seller and Buyer (the “Original Repurchase Agreement”), as amended by (1) that certain First Amendment to Master Repurchase Agreement, dated as of July 13, 2016 (the “First Amendment”), (2) that certain Second Amendment to Master Repurchase Agreement, dated as of July 13, 2016 (the “Second Amendment”), (3) that certain Third Amendment to Master Repurchase Agreement, dated as of December 8, 2016 (the “Third Amendment”), (4) that certain Fourth Amendment to Master Repurchase Agreement, dated as of December 10, 2018 (the “Fourth Amendment”), (5) that certain Amended and Restated Fourth Amendment to Master Repurchase Agreement, dated as of December 13, 2018 (the “Amended and Restated Fourth Amendment”), (6) that certain Fifth Amendment to Master Repurchase Agreement, dated as of November 30, 2021 (the “Fifth Amendment”), (7) that certain Sixth Amendment to Master Repurchase Agreement, dated as of January 13, 2022 (the “Sixth Amendment”; together with the Original Repurchase Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Amended and Restated Fourth Amendment, the Fifth Amendment and the Sixth Amendment, as further amended by this Amendment and as further amended, restated, supplemented or otherwise modified from time to time, the “Repurchase Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Repurchase Agreement;
    WHEREAS, ACRC Warehouse Holdings LLC, a Delaware limited liability company (“Existing Pledgor”) and Buyer entered into that certain Pledge and Security Agreement, dated as of October 14, 2015 (the “Existing Pledge Agreement”);
WHEREAS, concurrently with the Effective Date of this Amendment, Buyer is executing that certain Termination of Pledge and Security Agreement, dated as of the date hereof (the “Termination Agreement”), in order to terminate the Existing Pledge Agreement and release the Existing Pledgor of its obligations thereunder, and Pledgor and Buyer, as secured party, are entering into that certain Pledge and Security Agreement, dated as of the date hereof (the “Pledge Agreement”); and
WHEREAS, in connection with the Termination Agreement and the Pledge Agreement, the parties hereto desire to amend each of the Transaction Documents.

NOW THEREFORE, in consideration of the foregoing and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby consent and agree as follows:
AGREEMENT:
1.Amendments to Transaction Documents. The Transaction Documents are hereby amended as follows:
(a)Any references to, and any definition of “Pledgor” in any of the Transaction Documents shall mean, and such definition is hereby amended to refer to, the Pledgor, together with its successors and permitted assigns.
(b)Any references to, and any definition of “Pledge and Security Agreement” in any of the Transaction Documents shall mean, and such definition is hereby amended to refer to, the Pledge Agreement, as the same may be amended, restated, replaced, waived, modified, supplemented, extended or otherwise modified from time to time.
(c)On and after the Effective Date, all references in any of the Transaction Documents to “this Agreement”, “hereunder”, “herein” or words of like import referring to such Transaction Document shall mean and be a reference to such Transaction Document as modified by this Amendment.
2.Reaffirmation of Guaranty. Guarantor hereby represents, warrants and covenants that notwithstanding the execution and delivery of this Amendment, all of Guarantor’s obligations under the Guaranty remain in full force and effect and the same are hereby irrevocably and unconditionally ratified and confirmed by Guarantor in all respects.
3.Guarantor’s Representations. Guarantor represents and warrants that (i) Guarantor has taken all necessary action to authorize the execution, delivery and performance of this Amendment, (ii) this Amendment has been duly executed and delivered by or on behalf of Guarantor and constitutes the legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms subject to bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles, (iii) no Event of Default has occurred and is continuing, and no Event of Default will occur as a result of the execution, delivery and performance by Guarantor of this Amendment, and (iv) any consent, approval, authorization, order, registration or qualification of or with any Governmental Authority required for the execution, delivery and performance by Guarantor of this Amendment has been obtained and is in full force and effect (other than consents, approvals, authorizations, orders, registrations or qualifications that if not obtained, are not reasonably likely to have a Material Adverse Effect).
4.Seller’s Reaffirmation. Seller represents, warrants and covenants to Buyer that all of the terms, covenants and conditions of the Transaction Documents remain unmodified (except as expressly modified hereby) and are in full force and effect and enforceable in accordance with their respective terms. Any inconsistency between this Amendment and the Transaction Documents (as same existed before this Amendment) shall be resolved in favor of this Amendment, whether or not this Amendment specifically modifies the particular provision(s) in the Transaction Documents inconsistent with this Amendment.
5.Seller’s Representations. Seller represents and warrants that (i) Seller has taken all necessary action to authorize the execution, delivery and performance of this Amendment, (ii) this Amendment has been duly executed and delivered by or on behalf of Seller and constitutes the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms subject to bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles, (iii) no Event of Default has occurred and is continuing, and no Event of Default will occur as a result of the execution, delivery and performance by Seller of this Amendment, and (iv) any consent, approval, authorization, order, registration or qualification of or with any Governmental Authority required for the execution, delivery and performance by Seller of this Amendment has been obtained and is in full force and effect (other than consents, approvals, authorizations, orders, registrations or qualifications that if not obtained, are not reasonably likely to have a Material Adverse Effect).
6.Conditions Precedent. This Amendment and its provisions shall become effective upon Buyer’s receipt of each of the following:
Transaction Documents. This Amendment, duly executed and delivered by Seller, Pledgor, Guarantor and Buyer, and the Pledge Agreement, duly executed and delivered by Pledgor and Buyer;
Legal Opinions. An opinion of outside counsel to Pledgor reasonably acceptable to Buyer as to enforceability, corporate matters and security interests; and
Officer’s Certificate. An officer’s certificate for Pledgor (i) certifying as to and attaching a good standing certificate from its state or jurisdiction of formation, (ii) certifying as to and attaching its organizational documents and (iii) certifying as to its authority to execute and deliver, and perform its obligations under, this Amendment, the Pledge Agreement and the other Transaction Documents to be executed and delivered by it in connection herewith.
7.Agreement Regarding Expenses. Seller agrees to pay Buyer’s reasonable out-of-pocket expenses (including reasonable legal fees) incurred in connection with the preparation and negotiation of this Amendment and the Pledge Agreement promptly after Buyer or Buyer’s counsel gives Seller an invoice for such expenses.
8.No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Buyer under the Repurchase Agreement, any of the other Transaction Documents or any other document, instrument or agreement executed and/or delivered in connection therewith.

9.Governing Law. This Amendment shall be governed in accordance with the terms and provisions of Section 20 of the Repurchase Agreement.
10.Severability. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.
11.Counterparts. This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute the same agreement. Signatures delivered by email (in PDF format) shall be considered binding with the same force and effect as original signatures
12.Successors and Assigns. This Amendment shall inure to the benefit of and shall be binding on the parties hereto and their respective successors and assigns.
13.Amendments. This Amendment may not be modified, amended, waived, changed or terminated orally, but only by an agreement in writing signed by the party against whom the enforcement of the modification, amendment, waiver, change or termination is sought.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.
SELLER:

ACRC LENDER C LLC,
a Delaware limited liability company

By: /s/ Elaine McKay
Name: Elaine McKay
Title: Vice President

PLEDGOR:

ACRC 2017-FL3 HOLDER REIT LLC,
a Delaware limited liability company

By: /s/ Elaine McKay
Name: Elaine McKay
Title: Vice President

GUARANTOR:
ARES COMMERCIAL REAL ESTATE CORPORATION,
a Maryland corporation

By: /s/ Elaine McKay
Name: Elaine McKay
Title: Vice President and Assistant Secretary

[Signatures Continue on Following Page]

Signature Page to Omnibus Amendment (Citi-ACRC Lender)

BUYER:
CITIBANK, N.A., a national banking association

By: /s/ Christopher Cho
Name: Christopher Cho
Title: Authorized Signatory

Signature Page to Omnibus Amendment (Citi-ACRC Lender)